MERRILL LYNCH
HIGH INCOME
MUNICIPAL BOND
FUND, INC.












FUND LOGO













Annual Report

August 31, 1996

This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch High Income Municipal Bond Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.


















Merrill Lynch
High Income
Municipal Bond
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011







Merrill Lynch High Income Municipal Bond Fund, Inc.



Dear Shareholder


For the year ended August 31, 1996, Merrill Lynch High Income Municipal Bond Fund, Inc. earned $0.657 per share income dividends, representing a net annualized yield of 5.95%, based on a month-end per share net asset value of $10.94. Over the same period, the Fund's total investment return was +5.81%, based on a change in per share net asset value from $10.97 to $10.94, and assuming reinvestment of $0.661 per share income dividends.

For the three-month period ended August 31, 1996, the Fund's total investment return was +1.79%, based on a change in per share net asset value from $10.91 to $10.94, and assuming reinvestment of $0.163 per share income dividends.


The Municipal Market Environment
Municipal bond yields rose over the six months ended August 31, 1996. Investors became increasingly alarmed that earlier forecasts of continued moderate growth were overly optimistic. As indications of stronger growth were released, particularly the strong employment reports released beginning in March, fears of associated inflationary pressures mounted and yields rose in response. By May and June, long-term municipal bond yields rose into the 6.25%--6.30% range.

However, in early July the combination of the Federal Reserve Board suggesting that growth was expected to slow later in 1996 and a temporary stock market correction allowed municipal bond yields to fall as investors scrambled to purchase relatively scarce securities. As measured by the Bond Buyer Revenue Bond Index, long-term, A-rated uninsured tax-exempt bonds yielded 6.09% at August 31, 1996, an increase of over 20 basis points (0.20%) in the last six months. Long-term US Treasury bond yields rose significantly over the same period. By August 31, 1996, yields on US Treasury bonds increased almost 65 basis points to end the six-month period at 7.11%.

The municipal bond market's recent outperformance of its taxable counterpart was largely the result of two principal factors. First, much of the concern in the tax-exempt market regarding the potential loss of the inherent tax-advantage of the municipal bonds dissipated. For much of 1995, various tax proposals, such as a flat tax or national sales tax, were put forward either to reduce the national debt or reform the current tax system. Most of these proposals would have severely limited the tax advantages enjoyed by the municipal bond market. However, in February 1996, the Kemp Commission released its findings regarding various tax reform proposals. While noting that numerous changes should be made, no mention of curtailing or stopping municipal bonds' current favored tax status was made.

The second major factor leading to the municipal bond market's recent outperformance was the return of a more favorable technical environment. The rate of increase in new bond issuance recently slowed. Over the last 12 months, approximately $175 billion in long-term municipal securities were issued, an increase of over 25% as compared to the same period a year earlier. Much of this increase was the result of issuers seeking to refinance their existing higher-coupon debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical and issuance declined. Over the last six months, less than $90 billion in long-term tax-exempt securities were underwritten, an increase of 12% versus the comparable period a year earlier. Only $43 billion in tax-exempt securities were issued in the last three months, a 6% decline in issuance compared to the August 31, 1995 quarter.

At the same time investor demand remained consistently strong. With nominal new-issue yields above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities and proceeds from early redemptions. Annual new bond issuance has declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-coupon bonds issued in the early-to-mid 1980s were redeemed at their first optional call date, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While historically still very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
Merrill Lynch High Income Municipal Bond Fund, Inc. emerged from the year ended August 31, 1996 with greater liquidity. In addition, the Fund is better insulated from possible early redemption of portfolio holdings. Along with maintaining a fully invested posture, these two themes dominated our portfolio strategy for the past 12 months. As a result, the average call protection of the portfolio was extended by more than one year. While the actual rating profile of the Fund remained fairly stable, we enhanced liquidity through a greater emphasis on more widely held and recognizable high-yield securities. Corporate-related, tax-exempt debt issuance usually possess these traits. Therefore, the industrial development/pollution control sector constitutes an increasingly large percentage of the Fund's holdings. Conversely, we reduced the Fund's healthcare holdings somewhat, reflecting a moderate tightening of credit spreads within this sector in recent months. The illiquidity so characteristic of high-yield healthcare issues warrants a more cautious approach given current market levels. We will continue to monitor this sector for opportunities that may arise.

Our investment strategy resulted in a portfolio that should be more responsive to market rallies yet remain resilient during periods when interest rates rise. Illiquidity causes credit spreads to widen in a declining market, adversely affecting the performance of many high-yield securities. This focus on liquidity contributed to the Fund's performance, especially during the market volatility experienced over the last few months. Looking ahead, we will continue to emphasize this approach as a way of seeking added flexibility and enhanced performance. As in the past, we expect to keep cash reserves to a minimum, reflecting our efforts to enhance the flow of tax-exempt income.


In Conclusion
We appreciate your investment in Merrill Lynch High Income Municipal Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(Kenneth A. Jacob)
Kenneth A Jacob
Vice President and Portfolio Manager

(Theodore R. Jackel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


September 30, 1996





PORTFOLIO ABBREVIATIONS


To simplify the listing of Merrill Lynch High Income Municipal Bond Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DATES      Daily Adjustable Tax-Exempt Securities
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                    S&P    Moody's  Face                                                                        Value
State              Ratings Ratings Amount                    Issue                                            (Note 1a)
Alabama--1.3%      B+      NR*    $ 1,000    Brewton, Alabama, IDB, PCR, Refunding (Container Corporation
                                             American Project), 8% due 4/01/2009                               $  1,055
                   BBB-    Baa3     1,500    Mobile, Alabama, IDB, Solid Waste Disposal Revenue
                                             Refunding Bonds (Mobile Energy Services Company Project),
                                             6.95% due 1/01/2020                                                  1,563

Arizona--0.7%      NR*     NR*      1,235    Pima County, Arizona, IDA, Revenue Bonds (La Hacienda
                                             Project), 9.50% due 12/01/2016                                       1,237
                   A1+     P1         100    Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont
                                             Mining Corporation), VRDN, 3.55% due 12/01/2009 (a)                    100

California--2.4%   NR*      Aa3       100    California Pollution Control Financing Authority, Resource
                                             Recovery Revenue Bonds (Honey Lake Power Project), VRDN,
                                             AMT, 3.50% due 9/01/2018 (a)                                           100
                   BBB-    Baa     10,000    Foothill/Eastern Transportation Corridor Agency, California,
                                             Toll Road Revenue Bonds (Senior Lien), Series A, 6.50%**
                                             due 1/01/2028                                                        1,183
                   NR*     NR*      1,500    Long Beach, California, Redevelopment Agency, M/F Housing
                                             Revenue Bonds (Pacific Court Apartments), AMT, Issue B,
                                             6.80% due 9/01/2013                                                  1,214
                   NR*     NR*     12,000    San Joaquin Hills, California, Transportation Corridor Agency,
                                             Toll Road Revenue Bonds (Senior Lien), 6.425%** due 1/01/2022        2,199

Colorado--3.9%                               Denver, Colorado, City and County Airport Revenue Bonds:
                   BBB     Baa        900     AMT, Series A, 8% due 11/15/2025                                      999
                   BBB     Baa      2,000     AMT, Series D, 7.75% due 11/15/2013                                 2,332
                   AAA     NR*        500     Series A, 7.25% due 11/15/2002 (d)                                    569
                   BBB     Baa      1,500     Series A, 7.25% due 11/15/2025                                      1,664
                   NR*     NR*      2,000    Mountain Village Metropolitan District, Colorado, Refunding
                                             Bonds (San Miguel County), UT, 8.10% due 12/01/2011                  2,220

Connecticut--1.0%  NR*     B1       1,895    New Haven, Connecticut, Facilities Revenue Bonds (Hill Health
                                             Corporation Project), 9.25% due 5/01/2017                            2,033


District of        B-      NR*      2,000    District of Columbia, COP, 7.30% due 1/01/2013                       2,049
Columbia--1.0%


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                    S&P    Moody's  Face                                                                        Value
State              Ratings Ratings Amount                    Issue                                            (Note 1a)
Florida--1.6%      BB      NR*    $   960    Jacksonville, Florida, Port Authority, IDR, Refunding
                                             (United States Gypsum Corporate Project), 7.25% due 10/01/2014    $    991
                   A1+     VMIG1++    200    Manatee County, Florida, PCR, Refunding (Florida Power and
                                             Light Company Project), VRDN, 3.55% due 9/01/2024 (a)                  200
                   NR*     VMIG1++    100    Palm Beach County, Florida, Water and Sewer Revenue Bonds,
                                             VRDN, 3.60% due 10/01/2011 (a)                                         100
                   A1      VMIG1++  1,900    Pinellas County, Florida, Health Facilities Authority, Revenue
                                             Refunding Bonds (Pooled Hospital Loan Program), DATES,
                                             3.55% due 12/01/2015 (a)                                             1,900

Georgia--3.7%      NR*     NR*      2,480    Atlanta, Georgia, Urban Residential Finance Authority, College
                                             Facilities Revenue Bonds (Morris Brown College Project),
                                             9.50% due 12/01/2001 (d)                                             3,068
                   NR*     NR*      2,000    Atlanta, Georgia, Urban Residential Finance Authority,
                                             M/F Housing Mortgage Revenue Bonds (Northside Plaza
                                             Apartments Project), 9.75% due 11/01/2020                            2,191
                   NR*     NR*      2,000    Hancock County, Georgia, COP, 8.50% due 4/01/2015 (h)                2,171

Hawaii--0.9%       AA+     NR*      1,750    Hawaii State Department of Budget and Finance, Special
                                             Purpose Mortgage Revenue Bonds (Citizens Utility Company),
                                             RIB, Series 91-B, 9.232% due 11/01/2021 (g)                          1,872

Illinois--5.6%     BBB     NR*      1,500    Alton, Illinois, Hospital Facility Revenue Refunding Bonds
                                             (Saint Anthony's Health Center), 6% due 9/01/2014                    1,384
                                             Chicago, Illinois, O'Hare International Airport, Special
                                             Facilities Revenue Bonds:
                   BB+     Baa2     4,000     Refunding (American Airlines Inc. Project), 8.20% due
                                              12/01/2024                                                          4,599
                   BB      Baa2       445     (United Airlines, Inc.), AMT, Series B, 8.95% due 5/01/2018           505
                   NR*     NR*      2,000    Illinois Educational Facilities Authority Revenue Bonds
                                             (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (d)        2,272
                   NR*     Baa1     1,250    Illinois Health Facilities Authority Revenue Bonds
                                             (Holy Cross Hospital Project), 6.75% due 3/01/2024                   1,243
                   BBB     NR*      1,000    Lansing, Illinois, Tax Increment Revenue Refunding Bonds
                                             (Sales Tax-Landings Redevelopment), 7% due 12/01/2008                1,085

Indiana--1.8%      A       NR*      1,500    Indiana Bond Bank, Special Hospital Program Revenue Bonds
                                             (Hendricks Community Hospital), Series A, 7.125% due 4/01/2013       1,618
                   NR*     NR*      2,000    Wabash, Indiana, Solid Waste Disposal Revenue Bonds (Jefferson
                                             Smurfit Corporation Project), AMT, 7.50% due 6/01/2026               2,012

Iowa--0.9%         NR*      NR*     1,500    Iowa Finance Authority, Health Care Facilities Revenue
                                             Refunding Bonds (Care Initiatives Project), 9.25% due 7/01/2025      1,720

Kentucky--2.2%     AAA     Aaa      4,000    Louisville, Kentucky, Hospital Revenue Bonds, INFLOS,
                                             9.24% due 10/01/2014 (b)(g)                                          4,450

Louisiana--4.0%    NR*     Baa2     3,500    Lake Charles, Louisiana, Harbor and Terminal District,
                                             Port Facilities Revenue Refunding Bonds (Trunkline LNG
                                             Company Project), 7.75% due 8/15/2022                                3,913
                   BBB+    A        1,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds
                                             (Woman's Hospital Foundation Project), 7.25% due 10/01/2022          1,054
                   BB-     NR*      3,000    Port New Orleans, Louisiana, IDR, Refunding (Continental
                                             Grain Company Project), 7.50% due 7/01/2013                          3,104


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)

                    S&P    Moody's  Face                                                                        Value
State              Ratings Ratings Amount                    Issue                                            (Note 1a)
Massachusetts--    NR*     NR*    $ 1,200    Boston, Massachusetts, Industrial Development Financing
10.0%                                        Authority, Solid Waste Disposal Facility Revenue Bonds
                                             (Jet-A-Way Project), AMT, 10.50% due 1/01/2011                    $  1,359
                   NR*     Ba         795    Lawrence, Massachusetts, GO, 9.875% due 12/15/1998                     877
                   AAA     Aaa      3,460    Massachusetts Municipal Wholesale Electric Company,
                                             Power Supply System, Revenue Refunding Bonds, Series B,
                                             5% due 7/01/2017 (b)                                                 3,101
                                             Massachusetts State Health and Educational Facilities
                                             Authority Revenue Bonds:
                   NR*     B        1,850     (New England Memorial Hospital Project), Series C,
                                              7% due 4/01/2014                                                    1,652
                   NR*     NR*        605     (North Adams Regional Hospital), Issue B, 8% due 7/01/1998            629
                   NR*     B        3,000     Refunding (New England Memorial Hospital), Series B,
                                              6.125% due 7/01/2013                                                2,382
                                             Massachusetts State Industrial Finance Agency Revenue Bonds:
                   NR*     B1       1,675     (Bay Cove Human Services Inc.), 8.375% due 4/01/2019                1,782
                   BB+     Ba1      1,600     (Vinfen Corporation), 7.10% due 11/15/2018                          1,574
                   NR*     NR*      1,000    Massachusetts State Industrial Finance Agency, Solid Waste
                                             Disposal Revenue Bonds (Molten Metal Technology Project),
                                             8.25% due 8/01/2014                                                  1,024
                   NR*     NR*      5,000    Massachusetts State Port Authority, Special Project Revenue
                                             Bonds (Harborside Hyatt Project), AMT, 10% due 3/01/2026             5,586

Michigan--1.7%     AAA     Ba1      2,900    Detroit, Michigan, GO, UT, Series A, 8.70% due 4/01/2000 (d)         3,323

Missouri--5.3%     BBB-    NR*      2,865    Joplin, Missouri, IDA, Hospital Facilities Revenue Refunding
                                             and Improvement Bonds (Tri-State Osteopathic Project),
                                             8.25% due 12/15/2014                                                 3,044
                                             Missouri Health and Educational Facilities Authority Revenue
                                             Bonds (Southwest Baptist University Project):
                   BB      NR*        905     9.50% due 10/01/2001                                                1,008
                   BB      NR*      3,690     9.50% due 10/01/2011                                                4,238
                   AAA     Aaa      2,000    Phelps County, Missouri, Hospital Revenue Bonds (Phelps
                                             County Regional Medical Center), 8.30% due 3/01/2000 (d)             2,269

New Hampshire--    BB-     NR*      3,500    New Hampshire State Business Finance Authority, Pollution
1.8%                                         Control and Solid Waste Revenue Refunding Bonds (Crown Paper
                                             Company Project), 7.75% due 1/01/2022                                3,525

New Jersey--9.0%   NR*     NR*      2,000    Camden County, New Jersey, Improvement Authority, Lease
                                             Revenue Bonds (Holt Hauling & Warehousing), Series A,
                                             9.875% due 1/01/2021                                                 2,000
                   BBB+    Ba       4,000    Camden County, New Jersey, Pollution Control Financing
                                             Authority, Solid Waste Resource Recovery Revenue Bonds,
                                             Series D, 7.25% due 12/01/2010                                       4,107
                   NR*     NR*      1,500    New Jersey, EDA, IDR, Refunding (Newark Airport Marriott
                                             Hotel), 7% due 10/01/2014                                            1,495
                                             New Jersey Health Care Facilities Financing Authority
                                             Revenue Bonds:
                   NR*     NR*      4,725     (Riverwood Center Issue), Series A, 9.90% due 7/01/2021             5,244
                   BBB-    Baa      4,700     (Saint Elizabeth Hospital), Series B, 8.25% due 7/01/2020           5,110

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                    S&P    Moody's  Face                                                                        Value
State              Ratings Ratings Amount                    Issue                                            (Note 1a)
New Mexico--1.0%   BB      Ba2     $2,000    Farmington, New Mexico, PCR, Refunding (Public Service
                                             Company-San Juan Project), Series A, 6.40% due 8/15/2023          $  1,939

New York--8.4%     BBB+    Baa1     5,260    New York City, New York, GO, UT, Series C, Sub-Series C-1,
                                             7.50% due 8/01/2021                                                  5,795
                   NR*      NR*     2,500    New York City, New York, IDA, Revenue Bonds (Visy Paer Inc.
                                             Project), AMT, 7.95% due 1/01/2028                                   2,616
                                             Port Authority of New York and New Jersey, Special Obligation
                                             Revenue Bonds (Special Project-KIAC), AMT, Series 4:
                   NR*     NR*      2,250     3rd Installment, 7% due 10/01/2007                                  2,369
                   NR*     NR*      2,750     5th Installment, 6.75% due 10/01/2019                               2,737
                                             Utica, New York, Public Improvement Bonds:
                   CCC     B          635     8.50% due 8/15/2007                                                   643
                   CCC     B          635     8.50% due 8/15/2008                                                   644
                   CCC     B          500     8.50% due 8/15/2009                                                   507
                   CCC     B          500     8.50% due 8/15/2010                                                   507
                   CCC     B          500     8.50% due 8/15/2011                                                   507
                   CCC     B          500     8.50% due 8/15/2012                                                   507

Ohio--2.3%         NR*     Ba1      2,325    Defiance County, Ohio, Economic Development Revenue Bonds
                                             (Kroger Co. Project), 8% due 10/15/2015                              2,537
                   AAA     Aaa      1,950    Ohio, HFA, S/F Mortgage Revenue Bonds, RIB, AMT, Series A-2,
                                             9.885% due 3/24/2031 (c)(g)                                          2,052

Oklahoma--0.5%     BB      NR*        985    Blaine County, Oklahoma, Industrial Authority, IDR
                                             (United States Gypsum Corp. Project), 7.25% due 10/01/2010           1,029

Oregon--1.6%       NR*     NR*      1,000    Western Generation Agency, Oregon, Cogeneration Project
                                             Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                             7.40% due 1/01/2016                                                  1,031
                   B+      NR*      1,955    Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                             Corporate Project), 8% due 12/01/2003                                2,071

Pennsylvania--     NR*     NR*      2,000    Lehigh County, Pennsylvania, General Purpose Authority
12.5%                                        Revenue Bonds (Wiley House Kids Peace), 8.75% due 11/01/2014         2,056
                   BBB-    NR*      5,000    McKean County, Pennsylvania, Hospital Authority Revenue
                                             Bonds (Bradford Hospital Project), 8.875% due 10/01/2020             5,814
                                             Montgomery County, Pennsylvania, IDA, Revenue Bonds:
                   NR*     Ba       3,400     (Pennsburg Nursing and Rehabilitation Center), 7.625%
                                              due 7/01/2018                                                       3,401
                   NR*     NR*      1,500     Refunding (1st Mortgage-Meadowood Corporation Project),
                                              Series A, 10.25% due 12/01/2020                                     1,649
                   NR*     NR*      2,000    Pennsylvania Economic Development Financing Authority, IDR
                                             (GEHL Company Inc. Project), AMT, Series F, 9% due 9/01/2010         2,181
                   NR*     NR*      5,000    Pennsylvania Economic Development Financing Authority,
                                             Recycling Revenue Bonds (Ponderosa Fibres Project), AMT,
                                             Series A, 9.25% due 1/01/2022                                        4,703
                   NR*     NR*      5,000    Philadelphia, Pennsylvania, Authority for IDR, Refunding
                                             (Commercial Development Philadelphia Airport), AMT, 7.75%
                                             due 12/01/2017                                                       5,245

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                    S&P    Moody's  Face                                                                        Value
State              Ratings Ratings Amount                    Issue                                            (Note 1a)
Rhode Island--     BBB+    NR*    $ 1,500    Rhode Island State Health and Educational Building Corporation,
1.2%                                         Hospital Financing Revenue Bonds (South County Hospital),
                                             7.25% due 11/01/2011                                              $  1,550
                   NR*     Baa        875    West Warwick, Rhode Island, GO, UT, Series A, 6.80% due
                                             7/15/1998                                                              905

South Carolina--   AA-     Aa       2,000    Greenville, South Carolina, Hospital System Revenue
0.9%                                         Refunding Bonds, Series B, 5.25% due 5/01/2023                       1,792

Tennessee--2.3%    NR*     NR*      4,265    Knox County, Tennessee, Health, Educational and Housing
                                             Facilities Board, Hospital Facilities Revenue Bonds (Baptist
                                             Health System of East Tennessee), 8.60% due 4/15/2016                4,494

Texas--6.4%        BB+     Baa2     3,000    Dallas-Fort Worth, Texas, International Airport Facilities
                                             Improvement Corporation Revenue Bonds (American Airlines,
                                             Inc.), AMT, 7.25% due 11/01/2030                                     3,159
                   BB      Ba1      4,805    Jefferson County, Texas, Health Facilities Development
                                             Corporation, Hospital Revenue Bonds (Baptist Healthcare
                                             System Project), 8.875% due 6/01/2021                                5,022
                   BB      Ba       3,270    Odessa, Texas, Junior College District, Revenue Refunding Bonds,
                                             Series A, 8.125% due 12/01/2018                                      3,459
                   NR*     NR*      1,845    Swisher County, Texas, Jail Facilities Financing Corporation
                                             Revenue Bonds (Criminal Detention Center), 9.75% due
                                             8/01/2009 (f)                                                           --
                   BBB     Baa2     1,000    West Side Calhoun County, Texas, Navigation District, Solid Waste
                                             Disposal Revenue Bonds (Union Carbide Chemicals and Plastics),
                                             AMT, 8.20% due 3/15/2021                                             1,112

Utah--1.7%         AAA     Aaa      3,000    Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                             (IHC Hospitals, Inc.), INFLOS, 9.779% due 5/15/2020 (e)(g)           3,375

Vermont--0.8%      NR*     NR*      1,500    Vermont Educational and Health Buildings Financing
                                             Agency Revenue Bonds (College of Saint Joseph's Project),
                                             8.50% due 11/01/2024                                                 1,608

Total Investments (Cost--$184,349)--98.4%                                                                       196,314

Other Assets Less Liabilities--1.6%                                                                               3,238
                                                                                                               --------
Net Assets--100.0%                                                                                             $199,552
                                                                                                               ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1996.
(b)MBIA Insured.
(c)GNMA Collateralized.
(d)Prerefunded.
(e)AMBAC Insured.
(f)Non-income producing security.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1996.
(h)Bank Qualified.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.


   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1996
Assets:             Investments, at value (identified cost--$184,348,939) (Note 1a)                         $196,313,800
                    Cash                                                                                           6,042
                    Receivables:
                      Interest                                                             $  3,922,428
                      Capital shares sold                                                        76,072        3,998,500
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                           9,942
                                                                                                            ------------
                    Total assets                                                                             200,328,284
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                       360,295
                      Investment adviser (Note 2)                                               172,947
                      Administration (Note 2)                                                    45,513          578,755
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       197,100
                                                                                                            ------------
                    Total liabilities                                                                            775,855
                                                                                                            ------------

Net Assets:         Net assets                                                                              $199,552,429
                                                                                                            ============

Net Assets          Common stock, $.10 par value, 200,000,000 shares authorized                             $  1,823,397
Consist of:         Paid-in capital in excess of par                                                         187,104,917
                    Accumulated realized capital losses on investments--net                                   (1,340,746)
                    Unrealized appreciation on investments--net                                               11,964,861
                                                                                                            ------------
                    Net assets--Equivalent to $10.94 per share based on 18,233,970 shares of
                    capital outstanding                                                                     $199,552,429
                                                                                                            ============



                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For The Year Ended
                                                                                                         August 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 14,914,448
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                                          1,911,059
                    Administrative fees (Note 2)                                                                 502,910
                    Transfer agent fees (Note 2)                                                                 123,874
                    Registration fees (Note 1e)                                                                   88,152
                    Professional fees                                                                             81,506
                    Accounting services (Note 2)                                                                  70,139
                    Printing and shareholder reports                                                              68,644
                    Advertising                                                                                   62,151
                    Listing fees                                                                                  35,538
                    Directors' fees and expenses                                                                  24,597
                    Custodian fees                                                                                19,548
                    Pricing services                                                                              13,173
                    Amortization of organization expenses (Note 1e)                                                7,409
                    Other                                                                                          7,695
                                                                                                            ------------
                    Total expenses                                                                             3,016,395
                                                                                                            ------------
                    Investment income--net                                                                    11,898,053
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,967,290
Unrealized          Change in unrealized appreciation on investments--net                                     (2,408,692)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 11,456,651
(Notes 1b, 1d & 3):                                                                                         ============



                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                            1996               1995
Operations:         Investment income--net                                                 $ 11,898,053     $ 12,378,384
                    Realized gain (loss) on investments--net                                  1,967,290       (2,713,001)
                    Change in unrealized appreciation on investments--net                    (2,408,692)       6,520,321
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     11,456,651       16,185,704
                                                                                           ------------     ------------

Dividends &         Investment income--net                                                  (11,898,053)     (12,378,384)
Distributions to    Realized gain on investments--net                                                --       (2,796,951)
Shareholders        In excess of realized gain on investments--net                                   --         (595,035)
(Note 1f):                                                                                 ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (11,898,053)     (15,770,370)
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from
Transactions        capital shares transactions                                               1,418,958      (14,798,840)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                     977,556      (14,383,506)
                    Beginning of year                                                       198,574,873      212,958,379
                                                                                           ------------     ------------
                    End of year                                                            $199,552,429     $198,574,873
                                                                                           ============     ============


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                            For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of year                $  10.97   $  10.92  $  11.44  $  10.74   $  10.29
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .66        .65       .65       .68        .71
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.03)       .23      (.45)      .75        .50
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .63        .88       .20      1.43       1.21
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.66)      (.65)     (.65)     (.68)      (.71)
                      Realized gain on investments--net                     --       (.15)     (.07)     (.05)      (.05)
                      In excess of realized gain on investments--net        --       (.03)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.66)      (.83)     (.72)     (.73)      (.76)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.94   $  10.97  $  10.92  $  11.44   $  10.74
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   5.81%      8.68%     1.75%    13.83%     12.29%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.50%      1.52%     1.48%     1.37%      1.30%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.50%      1.52%     1.48%     1.47%      1.55%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.90%      6.11%     5.81%     6.17%      6.85%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $199,552   $198,575  $212,958  $216,922   $170,735
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  28.54%     21.28%    28.51%    28.74%     31.74%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of
                    sales loads. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.95% of the Fund's average daily net assets.

The Fund also has entered into an Administrative Services Agreement with MLAM whereby MLAM will receive a fee equal to an annual rate of 0.25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed (a) 2.0% of the Fund's average daily net assets or (b) 2.5% of the Fund's first $30 million of average net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent. Accounting services are provided to the Fund by MLAM at cost. Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1996 were $57,059,552 and $55,429,659, respectively.

Net realized and unrealized gains as of August 31, 1996 were as follows:

                                    Realized      Unrealized
                                     Gains          Gains

Long-term investments            $  1,967,290   $ 11,964,861
                                 ------------   ------------
Total                            $  1,967,290   $ 11,964,861
                                 ============   ============


As of August 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $11,964,861, of which $13,087,215 related to appreciated securities and $1,122,354 related to depreciated securities. The aggregate cost of investments at August 31, 1996 for Federal income tax purposes was $184,348,939.

4. Capital Shares Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                  Dollar
August 31, 1996                       Shares        Amount

Shares sold                         1,986,078   $ 21,952,170
Shares issued to share-
holders in reinvestment
of dividends                          435,140      4,809,103
                                 ------------   ------------
Total issued                        2,421,218     26,761,273
Shares tendered                    (2,283,709)   (25,342,315)
                                 ------------   ------------
Net increase                          137,509   $  1,418,958
                                 ============   ============


For the Year Ended                                  Dollar
August 31, 1995                       Shares        Amount

Shares sold                         1,405,923   $ 15,030,501
Shares issued to share-
holders in reinvestment of
dividends and distributions           630,887      6,628,373
                                 ------------   ------------
Total issued                        2,036,810     21,658,874
Shares tendered                    (3,446,599)   (36,457,714)
                                 ------------   ------------
Net decrease                       (1,409,789)  $(14,798,840)
                                 ============   ============


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch High Income Municipal
Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch High Income Municipal Bond Fund, Inc. as of August 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch High Income Municipal Bond Fund, Inc. as of August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
September 30, 1996
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid monthly by Merrill Lynch High Income Municipal Bond Fund, Inc. during its taxable year ended August 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863